EXHIBIT A

                          LEE ENTERPRISES, INCORPORATED
                          1990 LONG-TERM INCENTIVE PLAN


Section 1: GENERAL PROVISIONS

1.1      Purposes

         The purposes of the 1990 Long-Term Incentive Plan (the "Plan") of Lee Enterprises, Incorporated (the "Company") are to promote the interests of the Company and its stockholders by (i) attracting and retaining executives and other key employees of outstanding ability; (ii) strengthening the Company's capability to develop, maintain and direct a competent management team; (iii) motivating executives and other key employees, by means of performance-related incentives, to achieve longer-range performance goals; (iv) providing incentive compensation opportunities which are competitive with those of other major corporations; and (v) enabling such employees to participate in the long-term growth and financial success of the Company.

1.2 Definitions

         "Affiliate" - means any corporation or other entity (i) which is not a Subsidiary but as to which the Company possesses a direct or indirect ownership interest and has representation on the board of directors or any similar governing body; and (ii) which is designated by the Board of Directors as an "Affiliate" for purposes of this Plan.

         "Award" - means a grant or award under Sections 2 through 4, inclusive, of the Plan.

         "Board of Directors" - means the board of directors of the Company.

         "Code" - means the Internal Revenue Code of 1986 as amended from time to time.

         "Committee" - means the Executive Compensation Committee of the Board of Directors.

         "Common Stock" - means the Common Stock, $2.00 par value, of the Company, which may be authorized and unissued shares or may be reacquired shares of such Common Stock.

         "Corporation" - means the Company, its divisions, Subsidiaries and Affiliates.

         "Disability Date" - means the date on which a Participant is deemed disabled under the employee benefit plans of the Corporation applicable to the Participant.
         "Disinterested Person" - has the meaning set forth in Rule 16b-3(d)(3) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor definition adopted by the Commission.

         "Employee" - means any key employee of the Corporation.

         "Fair Market Value" - means, as the Committee shall  determine,  either
(i) the average of the high and low prices of the Common Stock, or (ii) the closing price of the Common Stock, on the date on which it is to be valued hereunder as reported for New York Stock Exchange-Composite Transactions.

         "Normal Retirement Date" - has the meaning set forth in the pension or retirement plan of the Corporation applicable to the Participant, or such other date as may be mutually agreeable upon in writing by the Committee and the Participant.

         "Participant" - means an Employee who is selected by the Committee to receive an Award under the Plan.

         "Performance Cycle" or "Cycle" - means a period of three (3) years, or such other period of years selected by the Committee, during which performance is measured for the purpose determining the extent to which an award of Performance Units has been earned.

         "Performance Goals" - mean the objectives established by the Committee for a Performance Cycle, for the purpose of determining the extent to which Performance Units which have been contingently awarded for such Cycle are earned.

         "Performance Unit" - means a fixed or variable dollar denominated unit contingently awarded under Section 3 of the Plan.

         "Restricted Period" - means a period of three (3) years, or such other period of years selected by the Committee, during which a grant of Restricted Stock may be forfeited to the Company.

         "Restricted Stock" - means shares of Common Stock contingently granted to a Participant under Section 4 of the Plan.

          "Subsidiary" - means any corporation in which the Company possesses directly or indirectly fifty percent (50%) or more of the total combined voting power of all classes of its stock having voting power; provided that with respect to incentive Stock options granted hereunder, the term "subsidiary" shall be as defined in Section 425(f) or any successor provision of the Code.

1.3 Administration

         The Plan shall be administered by the Committee, which shall at all times consist of three (3) or more members, each of whom shall be a Disinterested Person. The Committee shall have sole and complete authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time deem advisable, and to interpret the terms and provisions of the Plan. The Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not executive officers or directors of the Company, provided the Committee shall fix the maximum amount of such Awards for the group and a maximum amount for any one Participant. The Committee's decisions are binding upon all parties.

1.4 Eligibility

         All Employees who have demonstrated significant management potential or who have contributed, or are deemed likely to contribute, in a substantial measure to the successful performance of the Corporation, as determined by the Committee, are eligible to be Participants in the Plan.

1.5 Shares Reserved

         (a) There shall be reserved for issuance pursuant to the Plan a total of two million (2,000,000) shares of Common Stock, together with any shares that were available for grant under the Company's 1982 Incentive Stock Option Plan as of October 1, 1989 and any shares that, after such date, would have, but for
Section 1.14(a) below, otherwise become available for grant under the terms of such plan by reason of forfeitures or otherwise. In the event that (i) a stock option expires or is terminated unexercised as to any shares covered thereby, or
(ii) shares are forfeited for any reason under the Plan, such shares shall thereafter be again available for issuance pursuant to the Plan. In the event that a stock option is surrendered for payment pursuant to Section 1.6(a)(ii) hereof, the shares covered by the stock option shall not thereafter be available for issuance pursuant to the Plan.

     (b) In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than cash dividends, the Committee shall make such substitution or adjustment, if any, as it deems to be equitable to accomplish fairly the purposes of the Plan and to preserve the intended benefits of the Plan to the Participants and the Corporation, as to the number (including the number specified in Section 1.5(a) above) or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan, including the number of outstanding stock options, the option prices thereof, and the number of outstanding Awards of other types.

1.6 Change of Control

         (a) In order to maintain the Participants' rights in the event of a Change of Control or Potential Change of Control of the Company, as hereinafter defined, the Board of Directors, in its sole discretion, may, in addition to and notwithstanding anything to the contrary contained in the Plan, either at the time an Award is made hereunder or at any time prior to or upon the occurrence of a Change of Control or Potential Change of Control (i) provide for the accelerated exerciseability or vesting of, or the full or partial lapse of restrictions on, each Award outstanding at the time of such Change of Control or Potential Change of Control event; (ii) provide for the payment in respect of such Awards of cash equal to the amount which could have been attained upon the exercise or realization of such rights had such Awards been then currently exercisable or payable; (iii) make such adjustment or proration to the Awards then outstanding as the Board of Directors deems appropriate to reflect such transaction or event; or (iv) cause the Awards then outstanding to be assumed, or new rights substituted therefor, by the surviving corporation in such change. The Board of Directors may, in its discretion, include such further provisions and limitations in any agreement entered into with respect to an Award as it may deem equitable and in the best interests of the Corporation.

         (b) For the purposes of this Section 1.6, a "Change of Control" shall be deemed to have occurred if: (i) any person (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act") and as used in Sections 13(d) and 14(d) thereof), excluding the Company, it Subsidiaries, and any employee benefit plan sponsored or maintained by the Company or its Subsidiaries (including any trustee of such plan acting as trustee), but including a "group" as defined in Section 13(d)(3) of the Exchange Act (a "Person"), becomes beneficial owner of shares of the Company having at least twenty percent (20%) of the total number of shares which entitle such Person to vote for the election of directors of the Company (the "Voting Shares"); (ii) the stockholders of the Company shall approve any merger or other business combination of the Company, sale of the Company's assets or a combination of the foregoing transactions (a "Transaction") other than a Transaction involving only the Company and one or more of its Subsidiaries or

Affiliates, or a Transaction immediately following which the stockholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity excluding for this purpose any stockholder owning directly or indirectly more than ten percent (10%) of the shares of the other company involved in the merger; or (iii) within any twenty-four (24) month period beginning after February 8, 1990, the persons who were directors of the Company immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board of Directors or the board of directors of any successor to the Company, provided that any director who was not a director as of February 8, 1990 shall be deemed to be an Incumbent Director if such director was elected to the Board of Directors by, or on the recommendation of or with the approval or, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of this Section 1.6(b)(iii).

         (c) For the purposes of this Section 1.6, a Potential Change of Control shall be deemed to have occurred if: (i) a Person commences a tender offer for at least twenty percent (20%) of the Voting Shares; (ii) approval of any Transaction (excluding any Transaction that is excluded for purposes of Section 1.6(b)(ii) above) is requested of stockholders; (iii) proxies for the election of directors of the Company are solicited by anyone other than the Company; or
(iv) any other event occurs which is deemed to be a Potential Change of Control by the Board of Directors.

         (d) Notwithstanding the foregoing, no Change of Control or Potential Change of Control shall be deemed to have occurred for purposes of the Plan with respect to an Employee by reason of any actions or events in which such Employee participates in a capacity other than in his or her capacity as an Employee (or as a director of the Company, where applicable).

1.7 Withholding

         The Corporation shall have the right to deduct from all amounts paid in cash (whether under this Plan or otherwise) any taxes required by law or other amounts authorized by a Participant to be withheld therefrom. In the case of payments of Awards in the form of Common Stock, at the Committee's discretion the Participant may be required to pay to the Corporation the amount of any taxes required to be withheld with respect to such Common Stock, or, in lieu thereof, the Corporation shall have the right to retain (or the Participant may be offered the opportunity to elect to tender) the number of shares of Common Stock whose Fair Market Value on the date such taxes are required to be withheld equals the amount required to be withheld.

1.8 Nontransferability

         No Award shall be assignable or transferable, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant, except by will or the laws of descent and distribution.

1.9 No Right to Employment

         No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Corporation. Further, the Corporation expressly reserves the right at any time to dismiss a Participant free from any liability, or from any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award.

1.10 Construction of the Plan

         The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of Delaware, without regard to conflict of law principles.

1.11 Amendment

         (a) The Board of Directors may amend, suspend or terminate the Plan or any portion thereof and any Award hereunder at any time, provided that no amendment shall be made without stockholder approval which shall (i) increase (except as provided in Section 1.5(b) hereof) the total number of shares reserved for issuance pursuant to the Plan; (ii) change the class of Employees eligible to be Participants; (iii) decrease the minimum option prices stated herein (other than to change the manner of determining Fair Market Value to conform to any then applicable provision of the Code or regulations thereunder);
(iv) extend the expiration date of the Plan as it applies to incentive stock options; or (v) withdraw the administration of the Plan from a committee consisting of three or more members, each of whom is a Disinterested Person. Notwithstanding anything to the contrary contained herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with applicable law and rules and regulations thereunder.

         (b) The Committee with the Participant's consent may amend, modify or terminate any outstanding Award at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation, to change the date or dates as of which (i) a stock option becomes exercisable; (ii) a Performance Unit is deemed earned; (iii) or a Restricted Stock becomes nonforfeitable; or (iv) to cancel and reissue an Award under such different terms and conditions as it determines appropriate.


1.12 Dividends, Equivalents and Voting Rights; Cash Payments

         Awards may provide the Participant with (i) dividends or dividend equivalents and voting rights prior to either vesting or earnout; and (ii) to the extent determined by the Committee, cash payments in lieu of or in addition to an Award.

1.13 Effective Date

         The Plan shall be effective on October 1, 1989, subject to ratification by the stockholders of the Company. No incentive stock options may be granted under the Plan after October 1, 1999.

1.14 Prior Plans

         Upon the effectiveness of the Plan:

         (a) No further grants shall be made under the 1982 Incentive Stock Option Plan. At the discretion of the Committee and subject to the consent of the participants thereunder, any prior grants that were made under such plan shall be covered by the terms and conditions of this Plan.

         (b) No awards shall be made under the 1978 Performance Share Plan, which Plan shall be terminated.

         (c) No further awards shall be made under the Deferred Compensation Unit Plan, which Plan shall be terminated, and benefits thereunder shall be distributed as determined by the Committee. During the period of distribution, benefits under such plan may continue to accrue in respect to awards made prior to the termination of such plan in the discretion of the Committee.

Section 2:  STOCK OPTIONS

2.1 Authority of Committee

     Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom stock options shall be granted, the number of shares to be covered by each stock option and the conditions and limitations, if any, in addition to those set forth in Section
2.3 hereof, applicable to the exercise of the stock option. The number of shares of Common Stock with respect to which stock options may be granted to any Participant during any fiscal year shall not exceed 100,000 (subject to adjustment as provided in Section 1.5(b) hereof). The Committee shall have the authority to grant stock option that are intended to be, and qualify as, incentive stock options under Section 422A of the Code, or to grant non-qualified stock options, or to grant both types of stock options, except that incentive stock options can only be granted to Participants who are Employees of the Company or a Subsidiary. In the case of incentive stock options, the terms and conditions of such grants shall be subject to and comply with such grant and vesting limitations as may be prescribed by Section 422A(d) of the Code, as from time to time amended, and any implementing regulations.

2.2 Option Price

         The Committee shall establish the option price at the time each stock option is granted, which price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant in the case of incentive stock options or 50% of the Fair Market Value in the case of non-qualified stock options. The option price shall be subject to adjustment in accordance with the provisions of Section 1.5(b) hereof.

2.3 Exercise of Options

         (a) The Committee may determine that any stock option shall become exercisable in installments and may determine that the right to exercise such stock option as to such installments shall expire on different dates or on the same date. Incentive stock options may not be exercisable later than ten years after their date of grant.

         (b) In the event a Participant ceases to be an Employee with the consent of the Committee, or upon the occurrence of his or her death, Normal Retirement Date (or, if approved in writing by the Committee, his or her actual retirement date) or Disability Date, his or her stock options shall be exercisable at any time prior to a date established by the Committee at the date of grant. Except as otherwise provided by the Committee, if a Participant ceases to be an Employee for any other reason, his or her rights under all stock options shall terminate no later than the thirtieth (30th) day after such cessation of employment.

          (c) Each stock option shall be confirmed by a stock option agreement executed by the Company and by the Participant. The option price of each share as to which an option is exercised shall be paid in full at the time of such exercise. Such payment shall be made in cash, by tender of shares of Common Stock owned by the Participant valued at Fair Market Value as of the date of exercise, subject to such limitations on the tender of Common Stock as the Committee may impose, or by a combination of cash and shares of Common Stock. In addition, the Committee may provide the Participant with assistance in financing the option price and applicable withholding taxes, on such terms and conditions as it determines appropriate.

         (d) Stock options granted under the Plan may include the right to acquire an Accelerated Ownership Non-Qualified Stock Option ("AO"). If an option grant contains an AO, and if a Participant pays all or part of the purchase price of the option with shares of Common Stock held by the Participant for at least one (1) year, then upon exercise of the option the Participant shall be granted the additional option to purchase, at the Fair Market Value as of the date of the AO grant, the number of shares of Common Stock equal to the number of whole shares of Common Stock used by the Participant in payment of the purchase price and the number of whole shares of Common Stock, if any, withheld by the Company as payment for applicable withholding taxes. An AO may be exercised no earlier than one (1) year after its grant and no later than the date of expiration of the option to which the AO is related.

         (e) Stock options may be exercised during the option term (as specified in the option agreement) by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other type of instrument as may be determined from time to time to be acceptable by the Committee or in accordance with procedures established by the Committee. As determined by, or in accordance with procedures established by, the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the case of the exercise of a non-qualified stock option in the form of Restricted Stock subject to an Award hereunder (based, in each case, on the Fair Market Value of the common Stock on the date the option is exercised, as determined by the Committee). If payment of the option exercise price of a non-qualified stock option is made in whole or in part in the form of Restricted Stock, such Restricted Stock (and any replacement shares relating thereto) shall remain (or be) restricted, as the case may be, in accordance with the original terms of the Restricted Stock award in question, and any additional Common Stock received upon the exercise shall be subject to the same forfeiture restrictions, unless otherwise determined by, or in accordance with procedures established by, the Committee, in its sole discretion, at or after grant.


Section 3: PERFORMANCE UNITS

3.1 Authority of Committee

         The Committee shall have sole and complete authority to determine the Employees who shall receive Performance Units and the number of such Performance Units for each Performance Cycle, and to determine the duration of each Performance Cycle and the value of each Performance Unit. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other.

3.2 Performance Goals

         The Committee shall establish Performance Goals for each Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. During any Cycle, the Committee may adjust the Performance Goals for such Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Corporation or changes in applicable tax laws or accounting principles.

3.3 Terms and Conditions

         The Committee shall determine the number of Performance Units which have been earned on the basis of performance in relation to the established Performance Goals. Performance Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except as herein provided, during the
Performance Cycle. Payment of Performance Units shall be in (i) cash or (ii) shares of Restricted Stock in such proportions as the Committee shall determine.

3.4 Termination of Employment

         A Participant must be an Employee at the end of a Performance Cycle in order to be entitled to payment of Performance Units in respect of such Cycle; provided, however, that in the event a Participant ceases to be an Employee with the written consent of the Committee before the end of such Cycle, or upon the occurrence of his or her death, his or her Normal Retirement Date (or, if approved in writing by the Committee, his or her actual retirement date) or Disability Date prior to the end of such Cycle, the Committee, in its discretion and after taking into consideration the performance of such Participant and the performance of the Corporation during the Cycle, may authorize payment to such Participant (or his or her legal representative) with respect to some or all of the Performance Units deemed earned for that Cycle.

Section 4:  RESTRICTED STOCK

4.1 Authority of Committee

         Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom shares of Restricted Stock shall be granted, the number of shares of Restricted Stock to be granted to each Participant, the duration of the Restricted Period during and the conditions under which the Restricted Stock may be forfeited to the Company, the purchase price, if any, to be paid by a Participant for such Restricted Stock, and the terms and conditions of the Award in addition to those contained in
Section 4.2 Such determinations shall be made by the Committee at the time of the grant.

4.2  Terms and Conditions

         Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in Section 2.3(e), during the Restricted Period. Certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and deposited by him or her, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or his or her legal representative.

4.3 Termination of Employment

         Unless otherwise provided by the Committee at the time of the grant of Restricted Stock, in the event a Participant voluntarily terminates his or her employment with the Corporation during the Restricted Period, or upon the occurrence of his or her death, during the Restricted Period, Normal Retirement Date (or, if approved in writing by the Committee, his or her actual retirement date) or Disability Date during the Restricted Period, the restrictions imposed hereunder shall lapse with respect to such shares of Restricted Stock. In the event a Participant ceases to be an Employee for any other reason during the Restricted Period, unless otherwise provided by the Committee, all shares of Restricted Stock shall thereupon be forfeited to the Company.